UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 26, 2007

Commission File Number: 000-51755 FITMEDIA INC. (Exact name of Registrant as Specified in Charter)

DELAWARE (state or other jurisdiction of incorporation or organization)

7108 – 150A Street, Surrey, British Columbia, Canada V3S 2E2 (Address of principal executive offices)

(604) 723-0954 Issuer’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
CFR 240.13e -4(c))

Item 1.01 Entry into a Material Definitive Agreement

Item 5.02 Departure of Director

On October 26, 2007 Fitmedia Inc. (the “Company”) entered into an agreement with its Director, Mr. Roman Onufrijchuk, pursuant to which Mr. Onufrijchuk agreed to resign as a Director of the Company and waive his right to receive 2,500 shares which were to be issued to him for services in 2007.

Pursuant to the Agreement, Mr. Onufrijchuk resigned as a Director of the Company on October 26, 2007 and received a full and final compensation payment of $1000. There were no disagreements between the Company and Mr. Onufrijchuk at the time of his resignation.

Item 9.01 Financial Statements and Exhibits

Exhibits. The following exhibits are included as part of this report:

99.1 Agreement between the Company and Roman Onufrijchuk

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 29, 2007

FITMEDIA INC. (Registrant)

By: /s/Timothy Crottey
President, Chief Executive Officer, Chief Financial Officer
and Principal Accounting Officer